Investments in associates and joint ventures	12 Months Ended
Dec. 31, 2022
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Investments in associates and joint ventures
21. Investments in associates and
joint
ventures

	Joint ventures £m	Associates £m	2022 Total £m	Joint ventures £m	Associates £m	2021 Total £m

At 1 January	12	76	88	15	349	364

Exchange adjustments	1	1	2	–	(15)	(15)

Additions	–	1	1	–	1	1

Disposals	–	–	–	–	(278)	(278)

Distributions received	–	(6)	(6)	–	(9)	(9)

Net fair value movements through Other comprehensive income	–	(9)	(9)	–	28	28

Impairment of interest in associates	–	–	–	–	(36)	(36)

Profit/(loss) after tax recognised in the consolidated income statement	(3)	1	(2)	(3)	36	33

At 31 December	10	64	74	12	76	88
On 20 May 2021, the Group agreed with Innoviva Inc to sell all of its shares in Innoviva back to Innoviva for £277 million. Following settlement of the transaction, GSK no longer held any Innoviva stock. A loss of £46 million (including £10 million of recycling of exchange differences in Innoviva) is presented in Loss on disposal of interest in associates in the 2021 Consolidated income statement. The transaction did not include any changes in Innoviva’s commercial interest in royalties paid by GSK. Loss on disposal of interest in associates in 2021 also includes a £10 million gain from a disposal of another immaterial associate.
Please refer to the Income statement information on associates and joint ventures in Note 13.